SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549-1004

                                        FORM 8-K

                                      CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) October 23, 2000
                                                   -------------------
                           Commission File Number 1-5324
                                                  ------

                                NORTHEAST UTILITIES
                                --------------------
                (Exact name of registrant as specified in its charter)


MASSACHUSETTS                           1-5324                04-2147929
----------------------                 ---------             ---------------
(State or other jurisdiction of        (Commission       (I.R.S. Employer
incorporation or organization)           File No.)      Identification No.)

174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS  01090-0010
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(Address of principal executive offices)                 (Zip Code)

          (Registrant's telephone number, including area code)
                                         (413) 785-5871


(Former name or former address, if changed since last report)
                               Not Applicable




ITEM 5.  OTHER EVENTS

 In light of the Connecticut Department of Public Utility Control's decision on October 19, 2000, which approved the proposed merger between Northeast Utilities and Consolidated Edison, Inc. ("Con Edison"), but subject to a number of conditions, Con Edison issued the following press release on October 23, 2000:

 "We intend to ask the Connecticut DPUC to reconsider its decision. Although some changes were made to the draft decision, the DPUC order is not materially different from the draft and is substantially different from anything that we had any reason to expect from the DPUC. Unless this order is substantially modified, it so significantly changes the economic effects and risks of the merger that it calls into serious question whether the transaction will be completed. We will reserve final judgment until we are able to assess the full effect of the final regulatory actions."

Northeast Utilities cannot predict the outcome of this proceeding.

For further information, see Northeast Utilities' 1999 Annual Report on Form 10-K, its Quarterly Reports for the quarters ended March 31, 2000, and June 30, 2000, and its current report on Form 8-K dated September 27, 2000.


                               SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NORTHEAST UTILITIES
                                   (registrant)

                               /s/Randy A. Shoop
                                  Randy A. Shoop
                                  Assistant Treasurer - Finance

Date:   October 24, 2000